                              EMPLOYMENT AGREEMENT


         AGREEMENT made as of the 14th day of February, 1997, by and between Joseph L. Marotta, an individual with a mailing address at ________________________________________ (hereinafter referred to as
"Executive"), and Certified Diabetic Supplies Inc., a Florida corporation, with a principal place of business located at 1951 J&C Boulevard, Naples, Florida 33942 (hereinafter referred to as the "Company");

                               W I T N E S S E T H

                  WHEREAS, the Company is engaged in the business of marketing and selling diabetes testing products and related services to diabetics and is contemplating offering additional products and services to its customers;

                  WHEREAS, the Company desires to retain Executive to render services to the Company on the terms and conditions hereinafter set forth; and

                  WHEREAS, Executive is agreeable to rendering such services to the Company on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Employment Term, Duties and Acceptance.

        (a) The Company hereby retains Executive to serve as an executive of the Company on the terms and conditions set forth herein. Executive shall be responsible for formulating and overseeing the Company's efforts to enter into provider contracts (referred to herein as "Provider Contracts"), on a preferred or exclusive basis, with preferred provider organizations, third party health plan administrators, self-insured plans, managed care programs and other similar groups (any of which is referred to herein as a "Plan"), pursuant to which the Company (or one or more subsidiaries or affiliates to be formed) would provide diabetic products to participants in such Plans. Executive acknowledges that the Company may engage one or more other senior executives to participate or, possibly, direct such efforts and that Executive's activities hereunder will be conducted in cooperation and coordination with such other senior executive(s). Executive shall report and be responsible to the Company's Board of Directors (the "Board"), Principal Executive Officer and Principal Financial Officer (the "Senior Officers") and shall conduct his activities hereunder in consultation with and under the direction and control of the Board and the Senior Officers. The parties agree and acknowledge that the activities described herein may be conducted through or for the Company or, at the direction of the Board, through or for one or more subsidiaries or affiliates of the Company to be formed. Executive acknowledges that the Company may assign this Agreement to such a subsidiary or affiliate.

        (b) Executive and the Company agree that Executive may be appointed an officer of one or more subsidiaries or affiliates of the Company to be formed.

        (c) Executive hereby accepts the foregoing employment and agrees to devote his business time and attention to the performance of his duties hereunder and to perform such duties faithfully, competently, diligently, and in such a manner as to reflect his best efforts. Notwithstanding the foregoing, the Company acknowledges that Executive is currently, and during the term of this Agreement may continue to be a principal in Marotta Associates and that he may during the term hereof, devote a portion of his business time to the activities of such entity (provided the same does not interfere with the discharge of his duties hereunder), and that such activities shall not be deemed to be inconsistent with or a breach of his obligations to the Company under this Agreement.

Section 2. Compensation; Benefits.

        (a) As compensation for the services to be rendered pursuant to this Agreement, the Company agrees to pay and Executive agrees to accept a base salary at the rate of Sixty-Five Thousand Dollars ($65,000) per annum, payable in accordance with the payroll practices of the Company as from time to time in effect (the "Salary").

        (b) (i) In addition to the Salary, Executive shall be entitled to receive a monthly commission (the "Commission") equal to $0.50 per "Current Contract Customer" (as hereinafter defined). As used herein, "Current Contract Customer" means any customer of the Company (or any subsidiary of affiliate of the Company) who (A) is a participant in a Plan with which the Company (or any subsidiary or affiliate of the Company) has a Provider Contract obtained through or with the assistance of Executive, which Provider Contract is designated by the Company and Executive as a "Commission Contract", provided that such Provider Contract is in the initial term (and not any extension or renewal term) specified therein, and is not a renewal of a Provider Contract previously entered into by such parties, and (B) purchases products from the Company (or any subsidiary or affiliate thereof), payment for which is collected by the Company (or any subsidiary or affiliate) in the month with respect to which the Commission is to be paid.

            (ii) Calculation of the Commission shall be made by the Company and such calculation shall be deemed conclusive absent manifest error. The Commission in respect of any month shall be paid by the Company not later than the last day of the following month.

            (iii) The obligation to pay Commissions in accordance with this
Section 2(b) shall terminate upon the termination, for any reason, of Executive's employment hereunder.

        (c) The Company shall pay or reimburse Executive for reasonable expenses incurred in the performance of his services under this Agreement during the Employment Period (as hereinafter defined), upon presentation of satisfactory expense statements, vouchers or such other supporting documentation as may reasonably be required.

        (d) Executive shall be entitled to receive all rights, privileges and fringe benefits afforded to other executives of the Company, including without limitation, the right to participate in any pension, retirement, group health, insurance, vacation and other employee benefit programs made generally available, from time to time, by the Company.

Section 3. Duration and Termination of Employment.

        (a) Subject to the early termination provisions set forth in Section 3(b), this Agreement shall have an initial term of one (1) year commencing on the date hereof, and shall renew automatically for successive additional one (1) year periods unless either party shall have delivered to the other written notice of its intention not to renew at least thirty (30) days prior to the expiration of the then current term.

        (b) Notwithstanding the provisions of Section 3(a), Executive's employment hereunder shall terminate upon the earliest of the following:

            (i) automatically upon Executive's death;

            (ii) at any time by mutual agreement of the parties;

            (iii) upon fifteen (15) days prior written notice given by the Company to Executive; or

            (iv) Upon fifteen (15) days prior written notice given by Executive to the Company of a material breach of this Agreement by the Company which breach is not cured within such fifteen (15) day period.

        (c) Upon termination of Executive's employment hereunder, the Company shall be obligated to pay to Executive, and Executive shall be entitled to receive (i) any unpaid Salary through the date of termination, (ii) reimbursement for expenses incurred by Executive through the date of termination, subject to the provisions of Section 2(c), (iii) Commissions on a continuing basis in accordance with Section 2(b), and (iv) any other amounts or benefits thereafter payable to Executive or his beneficiaries pursuant to any employee benefit program or plan then in effect to the extent Executive remains eligible to participate therein under the terms of the applicable program or plan. Except for the compensation and benefits specified in this Section 3(c), the Company shall have no obligation to provide Executive any compensation or benefits from and after the date of termination. Executive agrees, upon any such termination, to resign as an officer and director of the Company and any of its subsidiaries and affiliates effective as of the date of termination.

Section 4. Trade Secrets.

        (a) Executive acknowledges that his employment by the Company will provide him access to confidential information concerning the Company and its subsidiaries and affiliates, their products, services, concepts, businesses, trade secrets, employees, customers, suppliers, vendors, venture partners, and strategic allies (collectively, the "Confidential Information"), and that the Confidential Information is of great value to the Company and its subsidiaries and affiliates. Accordingly, Executive agrees that he shall not knowingly divulge any of the Confidential Information to anyone outside of the Company except as expressly authorized by the Board of Directors of the Company, or as is necessary to permit Executive to discharge his duties hereunder in good faith and in the best interests of the Company, or as is required by law.

        (b) Executive's covenants contained herein shall survive the termination or expiration of this Agreement.

Section 5. Return of Company Material.

        Executive shall promptly, even without any request thereto, deliver to the Company, on termination of the Executive's employment with the Company, for whatever the reason, or at any time the Company may so request, all memoranda, notes, records, reports, manuals, drawings, computer software, and computer hardware of the Company, its subsidiaries and affiliates, and all documents containing Confidential Information belonging to the Company and its subsidiaries or affiliates, including all copies of such materials which the Executive may then possess or have under Executive's control.

Section 6. Non-Competition.

        (a) During the term of Executive's employment and for twelve (12) months after the date of termination of Executive's employment (the "Non-Compete Period"), the Executive will not directly or indirectly, in any geographical area where the Company, or any of its subsidiaries and/or affiliates, conducts business:

            (i) own, manage, operate, join, control, or participate in or be connected with, as an officer, employee, partner, stockholder, director, advisor, consultant, or agent (whether paid or unpaid), any business engaged in the marketing and sale of insurance products of the types sold by the Company (or a subsidiary or affiliate thereof) to diabetics (as a target group) (it being acknowledged and agreed that the incidental or occasional sale of such policies to diabetics through Deavers & Deavers Financial Services, Inc. shall not be deemed a violation hereof);

            (ii) induce or attempt to induce any employees of the Company, or of any of its subsidiaries or affiliates, to terminate their employment with same, interfere with or disrupt the Company's, or its subsidiaries' or affiliates' relationship with its respective employees, or solicit, entice, take away or employ any person employed by the Company or its subsidiaries or affiliates;

            (iii) induce or attempt to induce any customer of the Company, or of any of its subsidiaries or affiliates, to terminate his or her relationship with same, or to interfere with or disrupt any such relationship, or to solicit, entice or take away any such customer; or

            (iv) interfere with or disrupt the relationship between the Company or any of its subsidiaries or affiliates and any insurance companies whose products are distributed by the Company, its subsidiaries or affiliates.

        (b) Executive agrees and acknowledges that the duration, scope, and geographic areas applicable to the covenant not to compete described in this
Section 6 are fair, reasonable and necessary, and that these obligations do not prevent Executive from engaging in profitable business activities. If, however, for any reason, any court determines that the restrictions in this Section 6 are not reasonable, or that Executive has been prevented from engaging in profitable business activities, such restrictions shall be interpreted, modified or rewritten to include as much of the duration, scope, and geographic area identified in this Section 6 as will render such restrictions valid and enforceable.

Section 7. Right to Injunctive and Equitable Relief.

        Executive's obligations not to disclose or use Confidential Information and to refrain from the activities described in Sections 4 and 6 are of a special and unique character which gives them a particular value, and which is supported by valuable consideration. The Company, its subsidiaries and affiliates, cannot be reasonably or adequately compensated in damages in an action at law in the event Executive breaches such obligations. Therefore, Executive expressly agrees that the Company, its subsidiaries and affiliates, shall be entitled to injunctive and other equitable relief without bond or other security in the event of such breach in addition to any other rights or remedies which they may possess. Furthermore, the obligations of Executive and the rights and remedies of the Company, its subsidiaries or affiliates, under this Section are cumulative and in addition to, and not in lieu of, any obligations, rights, or remedies created by applicable law relating to misappropriation or theft of trade secrets or Confidential Information.

Section 8. Sole Benefit.

        It is the intent of the parties hereto that the obligations and covenants of Executive contained in Sections 4, 5, 6 and 7 run to the benefit of the Company and its subsidiaries and affiliates; that said obligations and covenants be enforceable by the Company and each of its subsidiaries and affiliates, as if it was a party hereto; and that the Company, its subsidiaries and affiliates, may exercise all of the rights and remedies available hereunder or otherwise in the event of any breach or threatened breach by Executive of all or any of said obligations and covenants. Additionally, the Company may, without the prior consent of Executive, assign its rights hereunder to any affiliate or subsidiary, and may assign its rights hereunder to any other party in connection with a merger or consolidation of the Company with or into such party or a sale of all or substantially all of the Company's assets to such party.

Section 9. Waiver.

        No course of dealing nor any delay on the part of the Company or Executive in exercising any rights hereunder shall operate as a waiver of any such rights. No waiver of any default or breach of this Agreement shall be deemed a continuing waiver or a waiver of any other breach or default.

Section 10. Severability.

        If any of the provisions of this Agreement are held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11. Survival.

        All covenants, representations and warranties made in this Agreement, and all other documents provided for herein, shall survive the execution, delivery and performance of this Agreement.

Section 12. Consent to Jurisdiction and Service of Process.

        Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any court of the State of Florida located in the district of the Company's principal place of business, and each party agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from the attachment or execution, that the action suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the non-exclusive jurisdiction of any such court in any such action, suit or proceeding.

Section 13. Executors, Administrators, Successors and Assigns.

        This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, heirs, executors, administrators, legal representatives and assigns. This Agreement may not be assigned or transferred to any third person, firm or corporation without the written consent of the other party hereto, except that the Company may assign this Agreement to any of its subsidiaries or affiliates.

Section 14. Complete Agreement.

        This Agreement constitutes the entire agreement of the parties hereto and supersedes all prior agreements and proposals, oral and written, and all other communications between the parties relating to the subject matter contained herein.

Section 15. Modification.

        This Agreement may only be amended, varied or modified by a written document executed by the parties hereto.

Section 16. Notices.

        All notices, requests, demands, deliveries and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, postage prepaid, registered or certified mail, return receipt requested to the parties at the addresses (or at such other address for a party as shall be specified by like notice) specified on the first page of this Agreement.

Section 17. Governing Law.

        This Agreement shall be governed by the laws of the State of Florida.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                                CERTIFIED DIABETIC SUPPLIES INC.


                                                By: /s/ Myron M. Blumenthal
                                                    ---------------------------

                                                    Name: Myron M. Blumenthal

                                                    Title: Treasurer


                                                       /s/ Joseph L. Marotta
                                                    ----------------------------
                                                          JOSEPH L. MAROTTA